UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

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Hydromer, INC.

(Exact name of registrant as specified in its charter)

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New Jersey	001-31238	22-2303576
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

35 Industrial Parkway, Branchburg, N.J. 08876
(Address of Principal Executive Offices) (Zip Code)

(908)722-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 20, 2012, Hydromer, Inc. (“the Company”) held its annual meeting of shareholders at its corporate office at 35 Industrial Parkway, Branchburg, NJ 08876. The purpose of the meeting was to elect eight directors of the Company and to ratify the Company's choice of independent public accountants. The results are as reported in the attached exhibit.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Descritption

99.49	Proxy Ballot - December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	Hydromer Inc.
	By	/s/ Robert Y. Lee
Name: Robert Y. Lee Title: Chief Financial Officer